As filed with the Securities and Exchange Commission on December 13, 1995

                                                          Registration No. 33-
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                ----------------
                              TII INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                                             66-0328885
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)

 1385 Akron Street, Copiague, New York                            11726
(Address of Principal Executive Offices)                        (Zip Code)

                             1986 STOCK OPTION PLAN
                            (Full title of the plan)

                           Timothy J. Roach, President
                              TII Industries, Inc.
                                1385 Akron Street
                            Copiague, New York 11726
                     (Name and address of agent for service)

                                 (516) 789-5000
          (Telephone number, including area code, of agent for service)

                                 with a copy to:

                             Leonard W. Suroff, Esq.
                                1385 Akron Street
                            Copiague, New York 11726

Approximate date of commencement of proposed sale to public: As soon as practicable after the effective date of this Registration Statement.

                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
                                        Proposed     Proposed
Title of                                maximum      maximum
each class             Amount           offering     aggregate      Amount of
of securities          to be            price per    offering       registration
to be registered       registered(1)    share (2)    price (2)      fee
--------------------------------------------------------------------------------
Common Stock, par
value $.01 per share    508,000 shs      $4.625     $2,349,500      $   810.17
                        178,000 shs      $5.125     $  912,250      $   314.57
                         22,000 shs      $ 6.75     $  148,500      $    51.21
                         25,000 shs      $ 5.25     $  131,250      $    45.26
                         17,000 shs      $7.375     $  125,375      $    43.23
--------------------------------------------------------------------------------
Total                   750,000 shares              $3,666,875      $ 1,264.44
--------------------------------------------------------------------------------

(1) Pursuant to Rule 416(b), there shall also be deemed covered hereby all additional securities resulting from anti-dilution adjustments under the 1986 Stock Option Plan.

(2) Estimated solely for the purpose of calculating the registration fee on the basis of, pursuant to Rule 457(h), the exercise price of presently outstanding options.

                                    PART II.

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents heretofore filed by the Company with the Securities and Exchange Commission (File No. 1-8048) pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "1934 Act") are incorporated herein by reference:

     (a) The registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1995;

     (b) The registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1995;

     (c) The registrant's Current Report on Form 8-K dated (date of earliest event reported) August 15, 1995; and

     (d) The description of the registrant's Common Stock contained in the registrant's Registration Statement on Form 8-A filed on November 3, 1980, including any amendment or report filed for the purpose of updating such descriptions.

     All documents filed subsequent to the date of this Registration Statement pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

                     Not Applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

                     Not Applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the General Corporation Law of the State of Delaware (the "DGCL") provides, in general, that a corporation incorporated under the laws of the State of Delaware, such as the registrant, may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than a derivative action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. In the case of a derivative action, a Delaware corporation may indemnify any such person against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court determines such person is fairly and reasonably entitled to indemnity for such expenses. Article XIII of the registrant's By-laws provides that the registrant shall so indemnify such persons. In addition, Article 12 of the registrant's Restated Certificate of Incorporation, as amended, provides, in general, that no director of the registrant shall be personally liable to the registrant or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL (which provides that under certain circumstances, directors may be jointly and severally liable for willful or negligent violations of the DGCL provisions regarding the payment of dividends or stock repurchases or redemptions), as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit.


ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

                     Not Applicable.

ITEM 8.  EXHIBITS.

Exhibit
Number               Description
-------              -----------
 4.01(a)             Restated Certificate of Incorporation of the registrant, as filed with the Secretary of State of the State of Delaware on December 18, 1978. Included as Exhibit 3(a)(1)

Exhibit
Number               Description
-------              -----------

                     to the registrant's Annual Report on Form 10-K for the fiscal year ended June 26, 1992 (File No. 1-8048), and incorporated herein by reference.

 4.01(b) Certificate of Amendment of Restated Certificate of Incorporation of the registrant, as filed with the Secretary of State of the State of Delaware on January 22, 1980. Included as Exhibit 3(a)(2) to the registrant's Annual Report on Form 10-K for the fiscal year ended June 26, 1992 (File No. 1-8048), and incorporated herein by reference.

 4.01(c) Certificate of Amendment of Restated Certificate of Incorporation of the registrant, as filed with the Secretary of State of the State of Delaware on June 23, 1981. Included as Exhibit 3(a)(3) to the registrant's Annual Report on Form 10-K for the fiscal year ended June 26, 1992 (File No. 1-8048), and incorporated herein by reference.

 4.01(d) Certificate of Amendment of Restated Certificate of Incorporation of the registrant, as filed with the Secretary of State of the State of Delaware on December 4, 1981. Included as Exhibit 3(a)(4) to the registrant's Annual Report on Form 10-K for the fiscal year ended June 26, 1992 (File No. 1-8048), and incorporated herein by reference.

 4.01(e) Certificate of Amendment of Restated Certificate of Incorporation of the registrant, as filed with the Secretary of State of the State of Delaware on December 11, 1986. Included as Exhibit 3(a)(5) to the registrant's Registration Statement on Form S-8 (File No. 33-11449), and incorporated herein by reference.

 4.01(f) Certificate of Amendment of Restated Certificate of Incorporation of the registrant, as filed with the Secretary of State of the State of Delaware on December 16, 1987. Included as Exhibit 4.06 to the registrant's Registration Statement on Form S-8 (File No. 33-53180), and incorporated herein by reference.

 4.01(g) Certificate of Amendment of Restated Certificate of Incorporation of the registrant, as filed with the Secretary of State of the State of Delaware on January 10, 1990. Included as Exhibit 4(c)(7) to the registrant's Registration Statement on Form S-8 (File No. 33-37310) and incorporated herein by reference.

4.01(h) Certificate of Amendment to Restated Certificate of Incorporation of the registrant, as filed with the Secretary of State of the State of Delaware on April 25, 1994. Included as Exhibit 4.01(h) to the registrant's Registration Statement on Form S-3 (File No. 33-64980), and incorporated herein by reference.

Exhibit
Number               Description
-------              -----------

 4.02 By-laws of the registrant, as amended through October 15, 1993. Included as Exhibit 4.02 to the registrant's Regi-stration Statement on Form S-3 (File No. 33-64980) and incorporated herein by reference.

4.03(a) Revolving Credit Loan Agreement dated January 31, 1995 among TII International, Inc. ("International"), the registrant and Chemical Bank (the "Bank"). Included as
                     Exhibit 4.1(a) to the registrant's Current Report on Form 8-K dated January 31, 1995 (date of earliest event repor-ted) (File No. 1-8048).

4.03(b) First Amendment dated as of August 3, 1995 to the Revolving Credit Agreement among International, the registrant and the Bank. Included as Exhibit 4(a)(1)(B) to the registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1995 (File No. 1-8048).

*5.01 Opinion and consent of Leonard W. Suroff, Esq., counsel to the registrant, as to the legality of the Common Stock being offered.

*23.01               Consent of Arthur Andersen LLP.

*23.02               Consent  of  Leonard  W. Suroff, Esq. (contained in Exhibit
                     5.01).

*24.01 Powers of Attorney of certain officers and directors of the registrant.

  99.01 Registrant's 1986 Stock Option Plan, as amended. Included as Exhibit 10(a)(2)(ii) to the Company's Annual Report on Form 10-K for the fiscal year ended June 24, 1994 (File No. 1-8048), and incorporated herein by reference.

--------------
*  Filed herewith.

ITEM 9.  UNDERTAKINGS.

         The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post- effective amendment to this registration statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 6 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Copiague, State of New York, on the 30th day of November, 1995.

                                              TII INDUSTRIES, INC.



                                              By: /s/ Timothy J. Roach
                                                 ---------------------------
                                                 Timothy J. Roach, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of November, 1995.


          Signature                                 Title
          ---------                                 -----

  *ALFRED J. ROACH                           Chairman of the Board
-----------------------------
   Alfred J. Roach




 /s/ Timothy J. Roach                        President (Chief Executive Officer)
-----------------------------                and Director
     Timothy J. Roach




 /s/ John T. Hyland, Jr.                     Vice President and Treasurer (Chief
-----------------------------                Financial and Accounting Officer)
     John T. Hyland, Jr.




    *C. BRUCE BARKSDALE                      Director
-----------------------------
     C. Bruce Barksdale




    *DOROTHY ROACH                           Director
-----------------------------
     Dorothy Roach



    *JOSEPH C. HOGAN                         Director
-----------------------------
     Joseph C. Hogan

   /s/ Timothy R. Graham                     Director
-----------------------------
       Timothy R. Graham



    *JAMES R. GROVER, JR.                    Director
-----------------------------
     James R. Grover, Jr




  /s/ William J. Rouhana, Jr.                Director
-----------------------------
      William J. Rouhana, Jr.




   *WILLIAM G. SHARWELL                      Director
-----------------------------
    William G. Sharwell




*By:   /s/ Timothy J. Roach
     ------------------------
        Timothy J. Roach,
        Attorney-in-fact

                                  EXHIBIT INDEX

Exhibit
Number                              Description
-------                             -----------

 4.01(a) Restated Certificate of Incorporation of the registrant, as filed with the Secretary of State of the State of Delaware on December 18, 1978. Included as Exhibit 3(a)(1) to the registrant's Annual Report on Form 10-K for the fiscal year ended June 26, 1992 (File No. 1-8048), and incorporated herein by reference.

 4.01(b) Certificate of Amendment of Restated Certificate of Incorporation of the registrant, as filed with the Secretary of State of the State of Delaware on January 22, 1980. Included as Exhibit 3(a)(2) to the registrant's Annual Report on Form 10-K for the fiscal year ended June 26, 1992 (File No. 1-8048), and incorporated herein by reference.

 4.01(c) Certificate of Amendment of Restated Certificate of Incorporation of the registrant, as filed with the Secretary of State of the State of Delaware on June 23, 1981. Included as Exhibit 3(a)(3) to the registrant's Annual Report on Form 10-K for the fiscal year ended June 26, 1992 (File No. 1-8048), and incorporated herein by reference.

 4.01(d) Certificate of Amendment of Restated Certificate of Incorporation of the registrant, as filed with the Secretary of State of the State of Delaware on December 4, 1981. Included as Exhibit 3(a)(4) to the registrant's Annual Report on Form 10-K for the fiscal year ended June 26, 1992 (File No. 1-8048), and incorporated herein by reference.

 4.01(e) Certificate of Amendment of Restated Certificate of Incorporation of the registrant, as filed with the Secretary of State of the State of Delaware on December 11, 1986. Included as Exhibit 3(a)(5) to the registrant's Registration Statement on Form S-8 (File No. 33-11449), and incorporated herein by reference.

 4.01(f) Certificate of Amendment of Restated Certificate of Incorporation of the registrant, as filed with the Secretary of State of the State of Delaware on December 16, 1987. Included as Exhibit 4.06 to the registrant's Registration Statement on Form S-8 (File No. 33-53180), and incorporated herein by reference.

 4.01(g) Certificate of Amendment of Restated Certificate of Incorporation of the registrant, as filed with the Secretary of State of the State of Delaware on January 10, 1990. Included as Exhibit 4(c)(7) to the registrant's Registration Statement on Form S-8 (File No. 33-37310) and incorporated herein by reference.

4.01(h) Certificate of Amendment to Restated Certificate of Incorporation of the registrant, as filed with the Secretary of State of the State of Delaware on April 25, 1994. Included as Exhibit 4.01(h) to the registrant's Registration Statement on Form S-3 (File No. 33-64980), and incorporated herein by reference.

 4.02 By-laws of the registrant, as amended through October 15, 1993. Included as Exhibit 4.02 to the registrant's Regi-stration Statement on Form S-3 (File No. 33-64980) and incorporated herein by reference.


4.03(a) Revolving Credit Loan Agreement dated January 31, 1995 among TII International, Inc. ("International"), the regi-strant and Chemical Bank (the "Bank"). Included as Exhibit 4.1(a) to the registrant's Current Report on Form 8-K dated January 31, 1995(date of earliest event reported) (File No. 1-8048).

4.03(b) First Amendment dated as of August 3, 1995 to the Revolving Credit Agreement among International, the registrant and the Bank. Included as Exhibit 4(a)(1)(B) to the registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1995 (File No. 1-8048).

*5.0 Opinion and consent of Leonard W. Suroff, Esq., counsel to the registrant, as to the legality of the Common Stock being offered.

*23.01               Consent of Arthur Andersen LLP.

*23.02               Consent  of  Leonard W. Suroff, Esq.  (contained in Exhibit
                     5.01).

*24.01 Powers of Attorney of certain officers and directors of the registrant.

99.01 Registrant's 1986 Stock Option Plan. Included as Exhibit 10(a)(2)(ii) to the Company's Annual Report on Form 10-K for the fiscal year ended June 24, 1994 (File No. 1-8048), and incorporated herein by reference.

--------------
*  Filed herewith.